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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 4, 2003

JACOBS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-88242	34-1959351
(Commission File Number)	(I.R.S. Employer Identification No.)

240 Main Street
Black Hawk, Colorado 80422
(Address of principal executive offices)

(303) 582-1117
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        The Registrant and several of its wholly owned subsidiaries are primary obligors and guarantors under an Indenture with Wells Fargo Bank Minnesota, National Association relating to the Registrant's 11 7/8 Senior Secured Notes due 2009 issued on February 8, 2003 (the "Indenture").

        On June 4, 2003, the Registrant formed an additional wholly owned subsidiary, Colonial Downs, LLC for the purpose of acquiring approximately 263 acres of undeveloped land in the Cumberland District, New Kent County, Virginia, near the Registrant's horse racing track in that County. The Indenture requires that any properties acquired by the Registrant be pledged as security for its 11 7/8% Senior Secured Notes and that any newly formed restricted subsidiary guarantee the Notes.

        Although the acquisition, security agreement and guarantee described above are not material, in order to have a complete record of all guarantees and collateral rights relating to its Notes available through electronic retrieval, the Registrant has elected to file the documents listed in Item 9.01(c) below.

Item 9.01 Financial Statements and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits filed herewith:

Exhibit No.	Description
4.38	Subsidiary Guarantee of Colonial Downs, LLC dated June 4, 2003.
4.39	Security Agreement Amendment by Colonial Holdings, Inc. as Pledgor dated June 4, 2003.
4.40	Supplement to Security Agreement by Colonial Downs, LLC dated June 4, 2003.
4.41	Supplemental Indenture dated June 4, 2003 between Jacobs Entertainment, Inc. and several Guarantors and Wells Fargo Bank Minnesota, National Association.
4.42
Supplemental Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Colonial Downs, LLC to the Trustees for Wells Fargo Bank Minnesota, National Association dated June 4, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.
Date: October 7, 2004	By:	/s/ STEPHEN R. ROARK Stephen R. Roark Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.38	Subsidiary Guarantee of Colonial Downs, LLC dated June 4, 2003
4.39	Security Agreement Amendment by Colonial Holdings, Inc. as Pledgor dated June 4, 2003
4.40	Supplement to Security Agreement by Colonial Downs, LLC dated June 4, 2003
4.41	Supplemental Indenture dated June 4, 2003 between Jacobs Entertainment, Inc. and several Guarantors and Wells Fargo Bank Minnesota, National Association
4.42
Supplemental Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Colonial Downs, LLC to the Trustees for Wells Fargo Bank Minnesota, National Association dated June 4, 2003.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX